UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): February 19, 2020
Encompass Health Corporation
(Exact name of Registrant as specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-10315	63-0860407
(Commission File Number)	(IRS Employer Identification No.)

9001 Liberty Parkway, Birmingham, Alabama 35242
(Address of Principal Executive Offices, Including Zip Code)
(205) 967-7116
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.     Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EHC	New York Stock Exchange

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements of Certain Officers.
At regularly scheduled meetings on February 19-20, 2020, the Board of Directors of Encompass Health Corporation (“Encompass Health”) and its Compensation and Human Capital Committee (the “Committee”) undertook the customary review and approval of annual compensation decisions. The Committee oversees Encompass Health’s compensation and employee benefit objectives, plans and policies and reviews and approves the compensation of executive officers, except that of the Chief Executive Officer which is ultimately approved by the independent members of the Board. The following changes to the 2020 incentive compensation opportunities of certain named executive officers were approved:

•	Mr. Mark J. Tarr, President and Chief Executive Officer

Component	Previous	Newly Approved
Target Annual Cash Incentive Opportunity	115% of base salary	120% of base salary
Target Long-Term Equity Incentive Opportunity	$4,600,000	$4,700,000

•	Ms. Barbara A. Jacobsmeyer, Executive Vice President and President, Inpatient Hospitals

Component	Previous	Newly Approved
Target Annual Cash Incentive Opportunity	80% of base salary	85% of base salary
Target Long-Term Equity Incentive Opportunity	175% of base salary	225% of base salary

•	Mr. Douglas E. Coltharp, Executive Vice President and Chief Financial Officer

Component	Previous	Newly Approved
Target Long-Term Equity Incentive Opportunity	200% of base salary	250% of base salary

No other material changes to Encompass Health’s executive compensation plans and arrangements, which are otherwise described in the section captioned “Executive Compensation” in its Definitive Proxy Statement on Schedule 14A filed on March 21, 2019, were approved at these meetings.

Item 8.01. Other Events.

As previously disclosed, at the time that Encompass Health acquired its home health and hospice business through the purchase of EHHI Holdings, Inc. (“EHHI”) in December 2014, certain sellers of EHHI who were members of EHHI management (the “Management Investors”) contributed a portion of their shares of EHHI common stock, valued at approximately $64 million on the acquisition date, to a subsidiary of Encompass Health (“Holdings”) that was formed in order to complete the acquisition and that is an indirect parent of EHHI, in exchange for approximately 16.7% of the outstanding shares of common stock of Holdings (the “Rollover Shares”). Pursuant to a stockholders agreement entered into among Encompass Health, Holdings and the Management Investors, the Management Investors had the right (but not the obligation) after December 31, 2017 to have their Rollover Shares purchased by Encompass Health for a cash purchase price per share equal to their fair value.

In February 2018 and July 2019, the Management Investors exercised their right to sell Rollover Shares to Encompass Health, with Encompass Health having settled these exercises upon the payment in cash of approximately $65 million and approximately $163 million, respectively.

In January 2020, Encompass Health received exercise notices for additional Rollover Shares, which Encompass Health settled for approximately $162 million in cash in February 2020.  Upon settlement of these exercises, approximately $46 million of the Rollover Shares remain outstanding, of which (i) approximately $45 million are held by HCHB Consulting, Inc. (“HCHB”), an entity in which April Anthony, the chief executive officer of EHHI and an executive officer of Encompass Health, has a material interest, and (ii) approximately $1 million are held by another Management Investor (together with HCHB, the “Subsidiary Shareholders” and, each, a “Subsidiary Shareholder”).

On February 20, 2020, Encompass Health entered into an exchange agreement (each, an “Exchange Agreement”) with each of the Subsidiary Shareholders, pursuant to which they have the right to exchange all of the remaining Rollover Shares held by them for shares of common stock of Encompass Health (the “EHC Shares”). Each of the Exchange Agreements provides that the Subsidiary Shareholder must deliver a written exchange notice (an “Exchange Notice”) to Encompass Health in order to exchange his or her remaining Rollover Shares for EHC Shares. Each Exchange Agreement further provides that the number of EHC Shares to be delivered to the Subsidiary Shareholder is to be determined by dividing the fair value of the Rollover Shares held by the Subsidiary Shareholder on the date of the Exchange Agreement by the last reported sales price of Encompass Health’s common stock on the New York Stock Exchange (the “NYSE”) on the date of delivery of the Exchange Notice.

On February 20, 2020, Encompass Health received an Exchange Notice from each of the Subsidiary Shareholders. Based on the last sales price of the Company’s common stock on the NYSE on February 20, 2020, the Company anticipates delivering an aggregate of approximately 561,000 EHC Shares to the Subsidiary Shareholders, with the settlement of the exchanges expected to occur prior to the end of the first quarter of 2020. The total number of EHC Shares to be issued to the Subsidiary Shareholders pursuant to the Exchange Agreements represents less than 0.6% of the total number of outstanding shares of the Company’s common stock. The Company anticipates issuing the EHC Shares from its treasury shares. The EHC Shares to be issued to the Subsidiary Shareholders are being issued in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), and will constitute “restricted securities” within the meaning of Rule 144 under the Securities Act. Following the settlement of the exchange transaction, Holdings and EHHI will be wholly-owned subsidiaries of Encompass Health.

The foregoing description of the terms of the Exchange Agreements is not intended to be complete and is qualified in its entirety by reference to the Exchange Agreement with HCHB, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Forward-Looking Statements

Statements contained in this Current Report on Form 8-K which are not historical facts, such as those relating to the anticipated settlement of the exchange of Rollover Shares for EHC Shares pursuant to the terms of the Exchange Agreements and the status of Holdings and EHHI following the exchange, are forward-looking statements. In addition, Encompass Health, through its senior management, may from time to time make forward-looking public statements concerning the matters described herein. All such estimates, projections and forward-looking information speak only as of the date hereof, and Encompass Health undertakes no duty to publicly update or revise such forward-looking information, whether as a result of new information, future events, or otherwise. Such forward-looking statements are necessarily estimates based upon current information and involve a number of risks and uncertainties. Actual events or results may differ materially from those anticipated in these forward-looking statements as a result of a variety of factors. While it is impossible to identify all such factors, factors which could cause actual events or results to differ materially from those estimated by Encompass Health include, but are not limited to, Encompass Health’s ability to consummate the exchange of Rollover Shares for EHC Shares on the terms described or at all; and other factors which may be identified from time to time in Encompass Health’s SEC filings and other public announcements, including its Form 10-K for the year ended December 31, 2018 and Forms 10-Q for the quarters ended March 31, 2019, June 30, 2019 and September 30, 2019.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description
10.1	Exchange Agreement, dated February 20, 2020, by and among HCHB Consulting, Inc., Encompass Health Corporation, and Encompass Health Home Health Holdings, Inc.
104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCOMPASS HEALTH CORPORATION
By:	/S/ PATRICK DARBY
	Name:	Patrick Darby
	Title:	Executive Vice President, General Counsel and Secretary
Dated: February 21, 2020